UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule l4a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material under §240.14a-12

Investors Real Estate Trust
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 19, 2017 INVESTORS REAL ESTATE TRUST You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. INVESTORS REAL ESTATE TRUST 1400 31st Ave SW SUITE 60 Minot, ND 58702-1988 0000342312_1 R1.0.1.15 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: July 21, 2017 Date: September 19, 2017 Time: 9:00 AM CDT Location: Grand Hotel 1505 North Broadway Minot, North Dakota 58703

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  Have the information that is printed in the box marked by the arrow (located on the  by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods  marked by the arrow available and follow the instructions. 0000342312_2 R1.0.1.15 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 1. Notice & Proxy Statement2. Annual Report How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 05, 2017 to facilitate timely delivery.

The Board of Trustees recommends you vote FOR the following: The Board of Trustees recommends you vote FOR the following proposal: 4RATIFICATION OF SELECTION OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2018. 1. 1A Election of Trustees Nominees Jeffrey P. Caira 1B Michael T. Dance 1C Mark O. Decker, Jr. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1D Linda J. Hall 1E Terrance P. Maxwell 1F Jeffrey L. Miller 1G John A. Schissel 1H John D. Stewart The Board of Trustees recommends you vote FOR the following proposal: 2ADVISORY VOTE ON EXECUTIVE COMPENSATION. The Board of Trustees recommends you vote 1 YEAR on the following proposal: 3ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION. 0000342312_3 R1.0.1.15 Voting items

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